Exhibit 99.1

Certification of Chief Executive Officer of BENTLEYCAPITALCORP.COM INC. pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and
Section 1350 of 18 U.S.C. 63.

I, Edward Alexander, the Chief Executive Officer of BENTLEYCAPITALCORP.COM INC. hereby certify that BENTLEYCAPITALCORP.COM INC.'s periodic report on Form 10-QSB and the financial statements contained therein fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d) and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of BENTLEYCAPITALCORP.COM INC.

Date:  May 20, 2003

(signed) _______________________
Edward Alexander
/s/ Edward Alexander
Chief Executive Officer of
BENTLEYCAPITALCORP.COM INC.

A signed original of this written statement required by Section 906 has been provided to BENTLEYCAPITALCORP.COM INC. and will be retained by BENTLEYCAPITALCORP.COM INC. and furnished to the Securities and Exchange Commission or its staff upon request.